EXHIBIT 21
                                   ----------

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF JANUARY 29, 2000

--------------------------------------------------------------------------------
Name                                               Jurisdiction of Incorporation
--------------------------------------------------------------------------------
ABG Corp.                                          Nevada
--------------------------------------------------------------------------------
Baby Superstore, Inc.                              South Carolina
--------------------------------------------------------------------------------
Geoffrey, Inc.                                     Delaware
--------------------------------------------------------------------------------
MLK, Inc.                                          Missouri
--------------------------------------------------------------------------------
MMT, Inc.                                          Utah
--------------------------------------------------------------------------------
Toysrus.com, Inc.                                  Delaware
--------------------------------------------------------------------------------
Toysrus.com, LLC                                   Delaware
--------------------------------------------------------------------------------
Toys "R" Us - Belgium, Inc.                        Delaware
--------------------------------------------------------------------------------
Toys "R" Us - Delaware, Inc.                       Delaware
--------------------------------------------------------------------------------
Toys "R" Us - Del. Operations, Inc.                Delaware
--------------------------------------------------------------------------------
Toys "R" Us Group, Inc.                            Delaware
--------------------------------------------------------------------------------
Toys "R" Us - Mass, Inc.                           Massachusetts
--------------------------------------------------------------------------------
Toys "R" Us - NY/Texas Holdings, Inc.              Delaware
--------------------------------------------------------------------------------
Toys "R" Us - NY LLC                               New York
--------------------------------------------------------------------------------
Toys "R" Us - NYTEX, Inc.                          Delaware
--------------------------------------------------------------------------------
Toys "R" Us - Ohio, Inc.                           Delaware
--------------------------------------------------------------------------------
Toys "R" Us - Penn, Inc.                           Pennsylvania
--------------------------------------------------------------------------------
Toys "R" Us - Texas LLC                            Delaware
--------------------------------------------------------------------------------
Toys "R" Us - Value, Inc.                          Arkansas
--------------------------------------------------------------------------------
TRU (ANTS) Inc.                                    Delaware
--------------------------------------------------------------------------------
TRU Belgium Holdings II, Inc.                      Delaware
--------------------------------------------------------------------------------
TRU Foreign Sales Corporation                      California
--------------------------------------------------------------------------------
TRU Gulf Services, Inc.                            Delaware
--------------------------------------------------------------------------------
TRU, Inc.                                          Delaware
--------------------------------------------------------------------------------
TRU - LSM Redevelopment Corporation                Missouri
--------------------------------------------------------------------------------
TRU Mass Properties Holdings, Inc.                 Delaware
--------------------------------------------------------------------------------
TRU Mass Properties, Inc.                          Delaware
--------------------------------------------------------------------------------
TRU Netherlands Holdings I, Inc.                   Delaware
--------------------------------------------------------------------------------
TRU Netherlands Holdings II, Inc.                  Delaware
--------------------------------------------------------------------------------
TRU Ohio Properties Holdings, Inc.                 Delaware
--------------------------------------------------------------------------------
TRU Ohio Properties, Inc.                          Delaware
--------------------------------------------------------------------------------
TRU Penn Properties Holdings, Inc.                 Delaware
--------------------------------------------------------------------------------
TRU Penn Properties Trust                          Pennsylvania
--------------------------------------------------------------------------------
TRU Properties Holdings, Inc.                      Delaware
--------------------------------------------------------------------------------
TRU Properties, Inc.                               Delaware
--------------------------------------------------------------------------------
TRU (Vermont), Inc.                                Vermont
--------------------------------------------------------------------------------
Toys "R" Us (Australia) Pty, Ltd.                  Australia
--------------------------------------------------------------------------------
Toys "R" Us (Head Office) Pty. Ltd.                Australia
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name                                               Jurisdiction of Incorporation
--------------------------------------------------------------------------------
Toys "R" Us (Wholesale) Pty. Ltd.                  Australia
--------------------------------------------------------------------------------
TRU (Aust) Superannuation Pty. Ltd.                Australia
--------------------------------------------------------------------------------
Toys "R" Us Handelsgesellschaft m.b.H.             Austria
--------------------------------------------------------------------------------
TRU (Barbados), Ltd.                               Barbados
--------------------------------------------------------------------------------
Toys "R" Us - Belgium SCA                          Belgium
--------------------------------------------------------------------------------
TRU (NRO III) Investments Ltd.                     Alberta, Canada
--------------------------------------------------------------------------------
Toys "R" Us (Canada) Ltd.                          Ontario, Canada
--------------------------------------------------------------------------------
TRU (Cayman Islands) Limited                       Cayman Islands
--------------------------------------------------------------------------------
TRU (Cayman Islands) Investments LLC               Cayman Islands
--------------------------------------------------------------------------------
Toys "R" Us A/S                                    Denmark
--------------------------------------------------------------------------------
Toys "R" Us S.A.R.L.                               France
--------------------------------------------------------------------------------
Toys "R" Us GmbH                                   Germany
--------------------------------------------------------------------------------
Toys "R" Us Logistik GmbH                          Germany
--------------------------------------------------------------------------------
Toys "R" Us Operations GmbH                        Germany
--------------------------------------------------------------------------------
TRU (HK) Limited                                   Hong Kong
--------------------------------------------------------------------------------
IOCA Limited                                       Ireland
--------------------------------------------------------------------------------
Toys "R" Us - Japan, Ltd.                          Japan
--------------------------------------------------------------------------------
Toys "R" Us (Luxembourg) S.A.                      Luxembourg
--------------------------------------------------------------------------------
Toys (Labuan) Ltd.                                 Malaysia (Labuan)
--------------------------------------------------------------------------------
Sumus Nos Limited                                  Mauritius
--------------------------------------------------------------------------------
Toys "R" Us (Netherlands), B.V.                    Netherlands
--------------------------------------------------------------------------------
TRU (Netherlands) B.V.                             Netherlands
--------------------------------------------------------------------------------
TRU (Netherlands) Investments B.V.                 Netherlands
--------------------------------------------------------------------------------
Toys R Us Portugal, Limitada                       Portugal
--------------------------------------------------------------------------------
TRU of Puerto Rico, Inc.                           Puerto Rico
--------------------------------------------------------------------------------
Toys R Us, Iberia, S.A.                            Spain
--------------------------------------------------------------------------------
Toys "R" Us, Aktiebolag                            Sweden
--------------------------------------------------------------------------------
Toys R Us AG                                       Switzerland
--------------------------------------------------------------------------------
Toys "R" Us Holdings PLC                           United Kingdom
--------------------------------------------------------------------------------
Toys "R" Us Holdings (UK) Limited                  United Kingdom
--------------------------------------------------------------------------------
Toys "R" Us Limited                                United Kingdom
--------------------------------------------------------------------------------
Toys "R" Us Properties Limited                     United Kingdom
--------------------------------------------------------------------------------
Tru Toys (UK) Limited                              United Kingdom
--------------------------------------------------------------------------------